UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 02, 2015

INFRAX SYSTEMS, INC.

(Exact name of registrant as specified in charter)

Nevada	000-52488	20-2583185
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Infrax Systems, Inc. 3637 Fourth Street North. Suite 330 St. Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

727-498-8514

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01. Entry into a Material Definitive Agreement.

On February 27, 2015, an ASSETS AND STOCK PURCHASE AGREEMENT was entered (the “Agreement”), by and among FutureWorld Corporation, a Delaware Corporation (referred to by name, “FWDG” or as “Seller”), and Infrax Systems, Inc., a Nevada corporation (referred to as “”Corporation,” “IFXY”, or “Buyer”). FutureWorld Corp is the one hundred percent (100%) owner of HempTech Corp which is a Delaware wholly owned subsidiary. HempTech Corp is a technology company that provides smart sensors and data analysis technology, RFID tracking systems, communication networking and surveillance security for the cannabis and agricultural industries.

The purchase price for the ASSETS AND STOCK PURCHASE AGREEMENT (the “Purchase Price”) shall be sixty million dollars ($60,000,000). Infrax Systems shall pay;

1-	Ten million dollars ($10M) in cash, payable in installments as convertible notes. The cash payment shall be made available through operational revenue and/or registration by the Company.
2-	Ten million dollars ($10M) in Common Stock, par value $0.001.
3-	Forty million dollars ($40M) in Preferred Shares Series A1, or 33,000,000 shares, par value $0.001, of Infrax Systems, Inc. Each Preferred Shares Series A1 is convertible into 88.89 shares of Common Shares.

Material Relationship - There exist a material relationship between the registrant and the purchaser on this transaction. Talari Industries is the majority shareholder of both the registrant and the purchaser and its principle, Mr. Talari, is the CEO of the registrant.

Infrax Systems’ fundamental reasons to purchase HempTech are;

1-	HempTech’s recent substantial contracts which would contribute greatly to Infrax’s bottom line.
2-	HempTech’s Proforma revenue of $100M by 2019.
3-	HempTech’s unique and disruptive technologies for agricultural sector.
4-	HempTech has no direct competitors among publicly held companies in this space.
5-	HempTech has moved from a development company to a start-up in 2014 and is likely to complete early stage grow in 2015.
6-	HempTech’s packaged solution is a substantial competitive advantage.
7-	HempTech is in a highly fragmented industry that is experiencing explosive growth.
8-	Infrax’s ability to reach agricultural sector offering disruptive technologies not present at this point.

With the purchase of HempTech Corp, Infrax Systems will initiate a new division for agricultural related technologies (or Agritech). After the transaction, Infrax will continue to provide secure communication technologies to utilities through design and manufacturing of sensors and communications products. Infrax Systems acquisition of HempTech Corp will help expand its reach in the Cannabis and Agricultural technologies (agritech) which are the fastest growing sectors in the market.

The aforementioned transaction ensued due to the December 23, 2014, Infrax Systems’ announcement of an agreement with FutureWorld Corp and its subsidiaries (HempTech Corp). In consideration for the development of the current and future Products, the FutureWorld agreed to pay Infrax Systems a one-time development fee of $2M, all in cash or a combination of cash and shares of common stock.

After lengthy discussion with our legal and accounting on this agreement, we came to a conclusion that the agreement, being a non-arms-length transaction, might be construed as a “conflict of interest” and may not be financially or legally sound without an independent third party validation. And since most of the fundamental technologies for the aforementioned transaction is derived from Infrax Systems for FutureWorld and its subsidiary, HempTech Corp, we were recommended by our legal and accounting to discontinue the license agreement and instead consider outright purchase of HempTech Corp. Hence, in January 2015, FutureWorld retained an independent valuation firm on the considered business transaction. On February 17, both Companies received the market valuation of $60,000,000 for HempTech Corp from the third party firm. The valuation report was used as a basis for the agreed upon transaction with FutureWorld Corp with the instruction of the auditors.

Item 4.01. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 02, 2015, Mr. Sam Talari has resigned as the acting CEO of Infrax Systems. Concurrently, the board of directors have elected Mr. John Verghese as the new CEO of Infrax Systems, Inc., effective immediately. The transition was the result of the purchase agreement between FutureWorld Corp. and Infrax Systems.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit

No. Description

2.1	ASSETS AND STOCK PURCHASE AGREEMENT, dated as of February 27, 2015, by and among Mount by and among FutureWorld Corporation, a Delaware Corporation (referred to by name, “FWDG” or as “Seller”), and Infrax Systems, Inc., a Nevada corporation (referred to as “”Corporation,” “IFXY”, or “Buyer”).

10.1 Securities Purchase Agreement (including Form of Note and Security Purchase Agreement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Infrax Systems, Inc.

/s/ John Verghese

John Verghese

Principal Executive Officer

Dated:  March 02, 2015